DEBT	6 Months Ended
Jun. 30, 2015
Debt Disclosure [Abstract]
DEBT
DEBT

The Company drew down $30.0 million from its $60.0 million term loan facility in the six months ended June 30, 2015 to part finance the delivery of its Suezmax newbuilding, Front Idun, in January 2015 and repaid $1.5 million of this facility in the same period.

In January 2015, a wholly-owned subsidiary of the Company repaid the full outstanding balance of $36.7 million following the sale of the Ulriken. Repayment was made from the net sale proceeds and restricted cash held by subsidiaries of ITCL.

In February 2015, the Company bought $33.3 million notional principal of its convertible bond at a purchase price of 99% reducing the outstanding balance of $126.7 million at December 31, 2014 to $93.4 million. This balance was fully repaid on maturity in April 2015.

Assets pledged

(in thousands of $)	2015	2014
Vessels and equipment, net,	110,704	55,812
Restricted cash and investments	—	38,560

At June 30, 2015, two vessels (December 31, 2014: one vessel) were pledged as security for the Company's $60.0 million term loan facility. At December 31, 2014, restricted cash and investments were pledged as security for the 8.04% First Preferred Mortgage Term Notes.